SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934
                           (Amendment No. [  ])


[  ] Filed by the Registrant

[xx] Filed by a Party other than the Registrant


Check the Appropriate Box:

[xx] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12



                     HARLEYSVILLE NATIONAL CORPORATION
             (Name of Registrant as Specified in Its Charter)


                  SHUMAKER WILLIAMS, P.C. (Filing Agent)
               (Name of Person(s) Filing Proxy Statement if
                        other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[xx] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A

[  ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3)

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                     HARLEYSVILLE NATIONAL CORPORATION
                           ____________________

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON APRIL 11, 1995
                           ____________________

To the Shareholders of
Harleysville National Corporation:

     Notice is hereby given that the Annual Meeting of Shareholders of HARLEYSVILLE NATIONAL CORPORATION ("Corporation") will be held at 9:30 a.m., prevailing time, on Tuesday, April 11, 1995, at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, for the following purposes:

1. To elect two Class A directors to serve until the expiration of their four-year terms and until their successors are elected and qualified;

2. To approve and adopt an amendment to Article 7 of the Corporation's amended Articles of Incorporation to provide that any merger, consolidation, liquidation or similar fundamental change transaction involving the Corporation must be approved by holders of at least eighty percent (80%) of the outstanding shares of the Corporation's voting stock unless such transaction has received prior approval of at least seventy-five percent (75%) of all members of the Corporation's Board of Directors in which case only a majority of the outstanding shares of the Corporation's voting stock would be required to be voted in favor of such transaction in order to approve it; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 10, 1995 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1994 is being mailed to shareholders with this Notice. Copies of the Corporation's Annual Report for the 1993 fiscal year may be obtained at no cost by contacting Pamela L. Hartenstine, Secretary, 483 Main Street, P.O. Box 195, Harleysville, PA 19438, telephone (215) 256-8851.

     YOU ARE URGED TO MARK, SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND TO ASSURE THE PRESENCE OF A QUORUM. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitations. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.

                              By Order of the Board of Directors,


                              Walter E. Daller, Jr.
                              President and
                              Chief Executive Officer
March 13, 1995
Harleysville, Pennsylvania

                     HARLEYSVILLE NATIONAL CORPORATION
                           ____________________

                 PROXY STATEMENT FOR THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON APRIL 11, 1995
                           ____________________

                                  GENERAL

Introduction, Date, Time and Place of Annual Meeting

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of HARLEYSVILLE NATIONAL CORPORATION ("Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 11, 1995, at 9:30 a.m., prevailing time, at Presidential Caterers, 2910 DeKalb Pike, Norristown, PA 19401, and at any adjournment or postponement thereof.

     The principal executive office of the Corporation is located at The Harleysville National Bank and Trust Company, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438. The telephone number for the Corporation is (215) 256-8851. All inquiries should be directed to Walter E. Daller, Jr., President and Chief Executive Officer of the Corporation. The Corporation currently has three banking subsidiaries: The Harleysville National Bank and Trust Company ("Harleysville"), The Citizens National Bank of Lansford ("Citizens"), and Security National Bank ("Security"); or collectively, the "Banks."

Solicitation and Voting of Proxies

     This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on or about March 13, 1995.

     Shares represented on the accompanying form of Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class A Director named below, and FOR the approval of the proposal to adopt a two-tiered super-majority provision concerning approval of mergers and other fundamental corporate transactions. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation and the Banks may solicit proxies personally, by telephone, by telegraph, and by telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Revocability of Proxy

     A shareholder who returns a Proxy may revoke the Proxy at any time before it is voted only: (1) by giving written notice of revocation to Pamela L. Hartenstine, Secretary of Harleysville National Corporation, at 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438; (2) by executing a later-dated Proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities and Record Date

     The Corporation is currently authorized to issue 30,000,000 shares of Common Stock, par value $1.00 per share and 3,000,000 shares of series preferred stock, par value $1.00 per share.

     At the close of business on March 10, 1995, the Corporation had outstanding 5,873,688 shares of common stock, par value $1.00 per share (the "Common Stock"). As of March 10, 1995, no series preferred stock was outstanding.

     Only holders of Common Stock of record at the close of business on March 10, 1995 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the by-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the two nominees for Class A Director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of Common Stock is required to approve and adopt the amendment to Article 7 of the Corporation's Articles of Incorporation to provide that any merger, consolidation, liquidation or similar fundamental change transaction involving the Corporation must be approved by holders of at least 80 percent of the outstanding shares of the Corporation's voting stock unless such transaction has received prior approval of at least 75 percent of all members of the Corporation's Board of Directors in which case only a majority of the outstanding shares of the Corporation's voting stock would be required to be voted in favor of such transaction in order to approve it. Abstentions and broker non-votes are not deemed to constitute "votes cast" under the Pennsylvania Business Corporation Law and, therefore, do not count either for or against the amendment.

     Although abstentions and broker non-votes are not deemed to constitute votes cast, they do have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

Quorum

     Pursuant to the By-laws of the Corporation, the presence, in person or by Proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting.


                   BENEFICIAL OWNERSHIP OF COMMON STOCK

Principal Owners

     The following table sets forth, as of March 10, 1995, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's Common Stock owned.
                                                     Percent of
                                   Shares            Outstanding
                                 Beneficially       Common Stock
Name and Address                   Owned        Beneficially Owned

The Harleysville National         297,999(1)            5.07%
  Bank and Trust Company
  Trust Department
  483 Main Street
  P. O. Box 195
  Harleysville, PA  19438
_______________

(1) Shares held by Harleysville's Trust Department are held in its fiduciary capacity. Harleysville's Trust Department has sole power to vote or to direct the vote of 297,999 shares and sole power to dispose or to direct the disposition of 297,999 shares. Harleysville's Trust Department intends to vote all shares under its control FOR the election of the nominees for director named below, and FOR the approval and adoption of the amendment to the Articles of Incorporation as delineated below.


         BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth, as of March 10, 1995, the amount and percentage of the Corporation's outstanding Common Stock beneficially owned by each director and nominee for director and by all officers and directors of the Corporation and the Banks as a group.

                                               Shares          Percent of
      Name of Individual                    Beneficially       Outstanding
     or Identity of Group                   Owned (1)(2)    Common Stock (3)

     John W. Clemens (7)...........            10,940 (11)        ---
     Walter E. Daller, Jr. (9).....           142,478 (4)         2.43%
     Martin E. Fossler (9).........            16,571 (12)        ---
     Harold A. Herr (6)............            10,737 (13)        ---
     Howard E. Kalis, III (7)......             7,866 (14)        ---
     Richard M. Markley (7)........            77,849 (15)        1.33%
     Bradford W. Mitchell (8)......             1,806 (16)        ---
     Walter F. Vilsmeier (6).......             5,344 (17)        ---
     William M. Yocum (8)..........            29,618 (18)        ---

     All Officers and Directors
       as a Group (44 persons)                743,999 (5)(10)    12.53% (5)
_______________

  (1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after March 10, 1995. Beneficial ownership may be disclaimed as to certain of the securities.

  (2)  Information furnished by the directors.

  (3)  Less than one percent (1%) unless otherwise indicated.

  (4) Includes: 6,199 shares owned solely by W. Daller; 135,993 shares owned jointly by W. Daller and spouse; and 286 shares owned solely by his spouse.

  (5) The percent of class assumes all outstanding options issued to directors, employee directors, and officers have been exercised and, therefore, on a pro forma basis, 5,939,585 shares of Common Stock would be outstanding.

  (6) A Nominee for Class A Director whose term expires in 1999 and a current Class A Director whose term expires in 1995.

  (7)  A Class B Director whose term expires in 1996.

  (8)  A Class C Director whose term expires in 1997.

  (9)  A Class D Director whose term expires in 1998.

  (10) Does not include 297,999 shares held by The Harleysville National Bank and Trust Company in its fiduciary capacity.

  (11) Includes: 8,226 shares owned solely by J. Clemens; 665 shares owned jointly by J. Clemens and his spouse; and 2,049 shares owned by his spouse.

  (12) Includes: 16,111 shares owned solely by M. Fossler; and 460 shares owned by his spouse.

  (13) These shares are owned solely by H. Herr.

  (14) Includes: 2,206 shares owned solely by H. Kalis; 2,982 shares owned jointly by H. Kalis and his spouse; 223 shares in an estate for which
       H. Kalis is co-executor; 2,007 shares representing unexercised stock options which are currently exercisable; and 448 shares owned by his spouse. In calculating the tabulated percent of class, the 2,007 shares were added to the shares of Common Stock currently held by Mr. Kalis and to the total outstanding shares assuming all outstanding options held by Mr. Kalis were exercised.

  (15) Includes: 75,000 shares owned solely by R. Markley; and 2,849 shares owned jointly by R. Markley and his spouse.

  (16) These shares are owned solely by B. Mitchell.

  (17) These shares are owned solely by W. Vilsmeier.

  (18) These shares are owned solely by W. Yocum.


                           ELECTION OF DIRECTORS

     The By-laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. The By-laws provide that the number of directors that shall constitute the whole Board of Directors shall not be less than five (5) nor more than twenty-five (25) and that the Board of Directors shall be classified into four (4) classes, each class to be elected for a term of four (4) years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their respective classifications. No person shall be elected as a director who has not attained full age. No person shall serve as a director after he or she has attained the age of seventy (70) years. The Board of Directors has fixed the number of Board members at nine (9) with two (2) directors in each of Classes A, C, and D and three (3) directors in Class B. Pursuant to Section
11.1 of the By-laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed. Therefore, the By-laws provide for a classified Board of Directors with staggered four-year terms of office.

     In accordance with Section 10.3 of the By-laws, at the 1995 Annual Meeting of Shareholders, two (2) Class A directors shall be elected to serve for a four-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the two nominees named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe the nominees named will be unable to serve, if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of the vacancy.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten (10) shares of Common Stock, he or she may cast up to ten (10) votes for each of the two (2) directors in the class to be elected.

The Board of Directors recommends that the shareholders vote FOR the election of the Class A Directors listed below.


       INFORMATION AS TO NOMINEES, DIRECTORS, AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the executive officers, nominees for Class A Director whose term expires in 1999 and the Current Class A Directors whose term expires in 1995, and the Class B Directors, Class C Directors and Class D Directors whose terms expire in 1996, 1997, and 1998, respectively:

                                      Principal Occupation
                                    for Past Five Years and     Director of
                                     Position Held with the     Corporation
                                         Corporation,              or HNB
Name                           Age    HNB, CNB, and SNB (8)      Since (8)

NOMINEES FOR CLASS A DIRECTOR
WHOSE TERMS EXPIRE IN 1999, AND
CURRENT CLASS A DIRECTORS
WHOSE TERMS EXPIRE IN 1995

Walter F. Vilsmeier (2)(4). ...65     Chief Executive Officer -     1987
                                      Vilsmeier Auction Co.,
                                      Inc., auction and appraisal
                                      services; Chief Executive
                                      Officer - Vilsmeier Equipment,
                                      Inc., purchase, sale, and
                                      rental of used equipment
                                        and parts

Harold A. Herr (3).............47     Partner - Albert S. Herr &    1987
                                      Sons, Agri-Business


CLASS B DIRECTORS
WHOSE TERMS EXPIRE IN 1996

John W. Clemens (1)(2)(5)(6)...68     Director, formerly Chairman   1973
                                      and Chief Executive
                                      Officer - Hatfield Quality
                                      Meats, a meat packing and
                                      processing company

Richard M. Markley (2)(7)......64     Partner - W. E. Markley,      1979
                                      a real estate and insurance
                                      firm

Howard E. Kalis, III...........55     Senior Partner, Law Firm of   1994
                                      Binder, Kalis, Linderman &
                                      Proctor; Chairman of the
                                      Board and Director of SNB
                                      since 1988

CLASS C DIRECTORS
WHOSE TERMS EXPIRE IN 1997

Bradford W. Mitchell (1)(4)(5).67     Chairman of the Board         1980
                                      and Director, formerly CEO -
                                      Harleysville Mutual
                                      Insurance Company;
                                      Chairman of the Board,
                                      and Director, formerly CEO -
                                    4615,   221.212,    577
          "09/30/94",   269.204,   178.963,    4616,   215.019,    578
          "10/31/94",   283.625,   182.418,    4638,   208.563,    597
          "11/30/94",   274.011,   176.366,    4654,   199.792,    600
          "12/30/94",   284.418,   176.916,    4658,   198.692,    598

                     HARLEYSVILLE NATIONAL CORPORATION

                                   PROXY

        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 1995 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints James W. Hamilton and Vernon L. Hunsberger, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harleysville National Corporation (the "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401 on Tuesday, April 11, 1995, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

     1.   ELECTION OF CLASS A DIRECTORS TO SERVE FOR A FOUR-YEAR TERM

     [  ] FOR all nominees listed below      [  ] WITHHOLD AUTHORITY to vote
          (except as marked to the contrary)      for all nominees listed
                                                  below

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

          Walter F. Vilsmeier    Harold E. Herr

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS A DIRECTORS LISTED ABOVE.

     2. PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO ARTICLE 7 OF THE CORPORATION'S AMENDED ARTICLES OF INCORPORATION TO PROVIDE THAT ANY MERGER, CONSOLIDATION, LIQUIDATION OR SIMILAR FUNDAMENTAL CHANGE TRANSACTION INVOLVING THE CORPORATION MUST BE APPROVED BY HOLDERS OF AT LEAST 80 PERCENT OF THE OUTSTANDING SHARES OF THE CORPORATION'S VOTING STOCK UNLESS SUCH TRANSACTION HAS RECEIVED PRIOR APPROVAL OF AT LEAST 75 PERCENT OF ALL MEMBERS OF THE CORPORATION'S BOARD OF DIRECTORS IN WHICH CASE ONLY A MAJORITY OF THE OUTSTANDING SHARES OF THE CORPORATION'S VOTING STOCK WOULD BE REQUIRED TO BE VOTED IN FAVOR OF SUCH TRANSACTION IN ORDER TO APPROVE IT.

          [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS
          PROPOSAL.

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

     This Proxy must be dated, signed by the shareholder and returned promptly to the Corporation in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. If stock is held jointly, each owner must sign.


                              ________________________________________
                              Signature


                              ________________________________________
                              Signature


                              Dated:_____________________________, 1995

                    Directions To Presidential Caterers
                             2910 DeKalb Pike
                           Norristown, PA  19401
                               610-275-7300

     NOTE TO ALL DRIVERS: There is a traffic island in the middle of the road on Route 202 just in front of Presidential's driveway so you CANNOT make a left turn off Route 202 into the driveway. You MUST enter the driveway with a right turn.
                                * * * * * *
     From King of Prussia - Take Route 202 North through Norristown to East Norriton. After crossing the intersection at Germantown Pike (Route 422) the driveway to Presidential will be on your right.

     From Montgomeryville & Lansdale - Take Route 202 South to East Norriton. Turn Right at Township Line Road (Mr. Ron's Restaurant on corner). Go one block and turn Left at Swede Road. Proceed to Germantown Pike and turn Left. Next light, Route 202 (DeKalb Pike) turn Left. Driveway to Presidential will be on your right.

     From Philadelphia - Take Schuylkill Expressway to Plymouth Meeting. Exit Route 476 North to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202, driveway to Presidential will be on your right.

     From Main Line - Take Blue Route, 476 North, to Germantown Pike - West Exit. Follow Germantown Pike - West to Route 202 North (DeKalb Pike). Make a Right onto Route 202, driveway to Presidential will be on your right.

     From Willow Grove - Take PA-Turnpike (Route 276) to Norristown Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202, driveway to Presidential will be on your right.

                      Breakfast Invitation Response

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 11, 1995 at 9:30 a.m. at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401.

You are cordially invited to join us for breakfast prior to the Annual Meeting, beginning at 9:00 a.m. The meeting will convene promptly at 9:30 a.m.

Would you be kind enough to help us make appropriate arrangements by filling out and mailing this response card, along with your proxy vote, in the enclosed stamped, self-addressed envelope.

For your convenience, enclosed are directions to Presidential Caterers.


Name(s)______________________________________________________________

_____________________________________________________________________



(     ) Yes, I will join you for breakfast and the Annual Meeting at Presidential Caterers on Tuesday, April 11, 1995.

                     Harleysville National Corporation
                        Annual Meeting - 9:30 a.m.
                           Breakfast - 9:00 a.m.
                              April 11, 1995

             For your convenience - retain for your reference

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 11, 1995 at 9:30 a.m. at Presidential
Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania   19401.

Breakfast will be served prior to the Annual Meeting, beginning at 9:00 a.m. The meeting will convene promptly at 9:30 a.m.

Please return your proxy vote if you have not already done so.

Directions to Presidential Caterers were sent with your Breakfast Invitation Response card.

If you find that your plans have changed and you will be unable to join us for the annual meeting and breakfast, kindly call Harleysville National Corporation's Shareholder Services Department at 215-256-8851, Extension 347, and help us eliminate unnecessary charges. Thank you.